UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 25, 2014

Commission File #: 000-53723

TAURIGA SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

30-0791746

(IRS Employer Identification Number)

39 Old Ridgebury Road

Danbury, Connecticut 06180

(Address of principal US executive offices)

Tel: (858) 353-5749

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events

Tauriga Sciences, Inc. (the “Company”) hereby reports that effective upon the filing of this Current Report on Form 8-K the Company’s Standard Industrial Classification (“SIC”) code will be updated by the Securities and Exchange Commission (“Commission”) from 6770 (Blank Check) to 2833 (Medicinal Chemicals and Botanical Products). The Company requested that the Commission update the SIC code due to the Company reporting revenue of $10,831 in its most recent Form 10-Q for the period ended September 30, 2014 filed with the Commission on November 19, 2014 to better reflect the Company’s natural wellness product line.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TAURIGA SCIENCES, INC

Date: November 25, 2014	By:	/s/ Stella M. Sung
Stella M. Sung
Chief Executive Officer